Exhibit 99.5

BAKER & MCKENZIE	Substitution Agreement to ASPA

SUBSTITUTION AGREEMENT

dated April 13, 2006

regarding the Asset and Share Purchase Agreement dated December 12, 2005 regarding the sale and purchase of

the assets of

EPCOS’ Tantalum Business

including

all shares in

EPCOS - PEÇAS E COMPONENTES ELECTRÓNICOS, S.A.

BAKER & MCKENZIE LLP
Bethmannstraße 50 - 54
60311 Frankfurt am Main
Germany

SUBSTITUTION AGREEMENT

by and between

1.                                                       EPCOS AG, a stock corporation (Aktiengesellschaft) under German law, having its domicile in Munich

- “Seller” -

2.                                                       KEMET Electronics GmbH, a limited liability corporation (GmbH) under German law, having its domicile in Munich

- “German Purchaser” -

3.                                                       KEMET Electronics S.A., a stock corporation under Swiss law, having its domicile in Geneva

-                    “Original Purchaser”-

-

4.                                                       KEMET Electronics Corporation, a stock corporation under the laws of the State of Delaware, United States, having its domicile in Simpsonville, SC/USA

- “New Purchaser” -

5.                                                       KEMET Corporation, a stock corporation under the laws of the State of Delaware, United States, having its domicile in Simpsonville, SC/USA

- “Purchasers’ Guarantor” -

Seller, German Purchaser, Original Purchaser, New Purchaser and

Purchaser’s Guarantor a “Party”

and collectively the “Parties”

PREAMBLE

A.                                   EPCOS, German Purchaser, Original Purchaser and Purchaser’s Guarantor entered into an Asset and Share Purchase Agreement dated December 12, 2005 under which Seller sold (i) to German Purchaser certain assets and liabilities related to the German Tantalum Business in Heidenheim and Munich and (ii) to Original Purchaser Seller’s shares in EPCOS Portugal (the “ASPA”).

B.                                     In pursuit of a strategic decision of Purchaser’s Guarantor, New Purchaser shall be substituted for Original Purchaser as party to the ASPA.

NOW, THEREFORE, the Parties agree as follows:

1.                                     Substitution of Original Purchaser by New Purchaser

New Purchaser hereby assumes Original Purchaser’s position as “Purchaser II” under the ASPA and thereby becomes a party to the ASPA in substitution of Original Purchaser (befreiende Vertragsübernahme) with all rights and obligations to the ASPA. Accordingly, New Purchaser assumes all current and future claims, obligations and liabilities of Original Purchaser arising out or in connection with the ASPA as if New Purchaser had been a party to the ASPA instead of Original Purchaser at all times.

2.                                     Release of Forgoing Purchaser

Original Purchaser hereby ceases to be a Party to the ASPA and is hereby fully discharged and released from all obligations or liabilities arising out of or in connection with the ASPA.

3.                                     Restatement of Purchaser’s Guarantor’s Guarantee

Purchaser’s Guarantor hereby expressly consents to the substitution set out above in Section 1 and 2. For the avoidance of doubt, Purchaser’s Guarantor expressly confirms that the guarantee by Purchaser’s Guarantor under Section 18A of the ASPA remains unaffected and that Purchaser’s Guarantor irrevocably and unconditionally guarantees on first demand the fulfilment of all obligations of New Purchaser under or in connection with the ASPA.

4.                                     Final Provisions

Section 16 of the ASPA shall apply to this Agreement mutatis mutandis.

Capitalized terms used in this Agreement shall, unless otherwise defined herein, have the same meaning as in the ASPA.

EPCOS AG
by:

Name:

Position:

Place, Date:

Signature:

KEMET Electronics GmbH	KEMET Electronics S.A.
by:	by:

Name:	Name:

Position:	Position:

Place, Date:	Place, Date:

Signature:	Signature:

KEMET Electronics Corporation	KEMET Corporation
by:	by:

Name:	Name:

Position:	Position:

Place, Date:	Place, Date:

Signature:	Signature: